                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) AUGUST 18, 2000
                                                 -------------------------------

                          STAR TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                   000-22581                  77-0362681
------------------------- -------------------------- ---------------------------
   (State or other               (Commission               (I.R.S. Employer
    jurisdiction                 File Number)              Identification No.)
   of incorporation)



 223 EAST DE LA GUERRA, SANTA BARBARA, CALIFORNIA              93101
--------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (805) 899-1962
                                                   -----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.           OTHER EVENTS.

                  Attached as EXHIBIT 10.1 is the Amended and Restated Demand Note, dated as of January 25, 2001, between STAR Telecommunications, Inc. ("STAR") and MCI WorldCom Network Services, Inc. ("WorldCom"), which is hereby incorporated by reference herein.

                  Attached as Exhibit 10.2 is Amendment No. 2 to the Workout Agreement, dated as of August 18, 2000, between and among STAR and certain of its subsidiaries and WorldCom, which is hereby incorporated by reference herein.

                  Attached as Exhibit 10.3 is Amendment No. 3 to the Workout Agreement, dated as of January 25, 2001, between and among STAR and certain of its subsidiaries and WorldCom, which is hereby incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           10.1 Amended and Restated Demand Note, dated as of January 25, 2001, between STAR and WorldCom.

                           10.2 Amendment No. 2 to Workout Agreement, dated as of August 18, 2000, between and among STAR and certain of its subsidiaries and WorldCom.

                           10.3 Amendment No. 3 to Workout Agreement, dated as of January 25, 2001, between and among STAR and certain of its subsidiaries and WorldCom.


                                       2.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STAR TELECOMMUNICATIONS, INC.



Dated:  January 30, 2001                    By:   /s/ TIMOTHY F. SYLVESTER
                                                --------------------------------
                                                   Timothy F. Sylvester
                                                   Executive Vice President
                                                   and General Counsel



                                       3.

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                                  EXHIBIT INDEX


      Exhibit    Description of                                         Page
                 Exhibit                                                Number
      --------   -----------------------------------------------------  -------
        10.1     Amended and Restated Demand Note, dated as of
                 January 25, 2001, between STAR Telecommunications, Inc.
                 ("STAR") and MCI WorldCom Network Services, Inc.
                 ("WorldCom").

        10.2 Amendment No. 2 to Workout Agreement, dated as of August 18, 2000, between and among STAR and certain of its subsidiaries and WorldCom.

        10.3     Amendment No. 3 to Workout Agreement, dated as of January
                 25, 2001, between and among STAR and certain of its subsidiaries and WorldCom.








                                       4.